Filed pursuant to Rule 497

File No. 333-149374

GM Drives Home the Advantages of Secured Loans

When giant U.S. automaker General Motors went into bankruptcy, many stakeholders were left in the dust. Shares of GM, which peaked above $90 in 2000, became worthless. They were completely wiped out. Their value went to $0. Holders of GM unsecured bonds — mutual funds, pension funds, hedge funds and retail investors — did not fare much better. When the federal government stepped in to bail out GM, the company’s $27 billion in unsecured bonds were exchanged for 10% of the stock of the restructured GM and warrants to purchase additional equity. These bondholders, who certainly expected that a bond in an industry powerhouse would pay their entire investment back, virtually saw a complete loss of principal. Bleak indeed.

Remarkably there was one bright spot in GM’s capital structure: secured loans. GM and Saturn secured these obligations with a first priority security interest in its equipment, fixtures, documents, general intangibles, all books and records, and their proceeds. So what happened to these loans?

During recent bankruptcy court proceedings, it was determined that all amounts outstanding under GM’s secured debt, close to $6 billion, were to be repaid in full. In other words, while equity and bondholders forfeited billions, investors in the term loan were made whole, even in the direst financial circumstances.

GM’s term loan was a senior secured loan, similar to those held in FS Investment Corporation (FSIC). The main difference is that FSIC targets private companies. Senior secured debt is highest in the pecking order to be honored should a company hit hard times and struggle to repay debt. This, coupled with the fact that loans are secured by the borrower’s assets, means that senior secured loans are the safest of all corporate investments in a downside scenario, as one can see plainly in the case of GM. For added protection, the interest rates on FSIC’s loans float with prevailing rates, protecting investors/ lenders from rising rates, which tend to devalue bonds. Finally, companies in FSIC’s portfolio undergo exhaustive analysis from the specialists at GSO/Blackstone Debt Funds Management LLC (an affiliate of the Blackstone Group L.P. and one of the largest credit investors in the world) to ensure that their businesses are healthy enough to comfortably manage their debt.

We believe GM’s case underscores the importance of seniority when one is considering investing in corporate debt.

Note: The collateral securing senior secured loans may decrease in value, lose its entire value over time or fluctuate based on the performance of the company, which may lead to a loss of principal.

“There was one bright spot in GM’s capital structure...”

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Attorney-General of the State of New York nor any other State regulators have passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Products made available by Franklin Square Capital Partners are offered to the public through FS2 Capital Partners, LLC (Member FINRA/SIPC), which acts as the dealer manager, and through other selected dealers that are members of the Financial Industry Regulatory Authority (FINRA). Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

DISCLOSURES

An investment in FS Investment Corporation is subject to significant risks and may be considered speculative. A more detailed description of the risk factors is found in the section of the prospectus entitled “Risk Factors.” You should read and understand all of these risk factors before making your decision to invest in shares of our common stock.

•	We are a new company and have limited operating history and are subject to the business risks and uncertainties associated with any new business.

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FB Income Advisor, LLC, our investment adviser (“FB Advisor”), has no prior experience managing a business development company or a regulated investment company, or RIC, and may not be able to achieve our investment objectives.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

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The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Portions of the distributions that we make may represent a return of capital to you.

•	We intend to qualify as a RIC but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

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As a result of the annual RIC distribution requirement, we may need to raise cash or make borrowings to fund new investments. These sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks including changes in interest rates which may have a substantial negative impact on our investments.

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A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our investments.

•	We have not identified specific investments that we will make, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares.
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We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments. For our senior secured and second lien loans, the collateral securing these investments may decrease in value over time. Mezzanine debt investments are typically unsecured, and this may involve an above-average amount of risk, including a loss of principal.

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The potential for FB Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case or increase portfolio leverage in order to earn higher base management fees.

•	This is a “best efforts” offering and if we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make.

•	FB Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments.

•	The purchase price at which you purchase shares will be determined at each monthly closing date and may be higher or lower than the prior monthly closing price per share.

•	If we borrow funds to make investments, we would be exposed to the risk of leverage, which magnifies the potential for gain and loss on amounts invested.

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Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

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Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objectives.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus.

This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.